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CUSIP No. 00950H102                  13 G                   Page 24 of 25 Pages
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                                                                    Exhibit 99.1
                                                                    ------------

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2001                           VENROCK ASSOCIATES


                                            By: /s/ Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2001                           VENROCK ASSOCIATES II, L.P.


                                            By: /s/ Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2001                           VENROCK ENTREPRENEURS FUND, L.P.
                                            By: Venrock Management LLC, its
                                                General Partner

                                            By: /s/ Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                Member

February 14, 2001                           VENROCK MANAGEMENT LLC


                                            By: /s/ Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                Member

February 14, 2001                   GENERAL PARTNERS / MEMBERS


                                            /s/Michael C. Brooks
                                            ----------------------------------
                                            Michael C. Brooks

                                            /s/Joseph E. Casey
                                            ----------------------------------
                                            Joseph E. Casey

                                            /s/Eric Copeland
                                            ----------------------------------
                                            Eric Copeland

                                            /s/Anthony B. Evnin
                                            ----------------------------------
                                            Anthony B. Evnin

                                            /s/Thomas R. Frederick
                                            ----------------------------------
                                            Thomas R. Frederick

                                            /s/David R. Hathaway
                                            ----------------------------------
                                            David R. Hathaway

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CUSIP No. 00950H102                  13 G                   Page 25 of 25 Pages
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                                            /s/Patrick F. Latterell
                                            ----------------------------------
                                            Patrick F. Latterell

                                            /s/Ray A. Rothrock
                                            ----------------------------------
                                            Ray A. Rothrock

                                            /s/Kimberley A. Rummelsburg
                                            ----------------------------------
                                            Kimberley A. Rummelsburg

                                            /s/Anthony Sun
                                            ----------------------------------
                                            Anthony Sun

                                            /s/Michael F. Tyrrell
                                            ----------------------------------
                                            Michael F. Tyrrell